UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities exchange act of 1934

Date of Report (Date of earliest event reported):  June 4, 2009

MEDIA & ENTERTAINMENT HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33343	20-3178730
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue, Suite 1000, New York, NY	10169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 551-1498

Not Applicable
Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Board of Directors of Media & Entertainment Holdings, Inc. (the “Company”) has authorized the Company to voluntarily delist its common stock from the NYSE Amex subject to approval by the stockholders of the dissolution of the Company at a special meeting of stockholders to be held on June 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 9, 2009

MEDIA & ENTERTAINMENT HOLDINGS, INC.

By:	/s/ Robert Clauser
Robert Clauser
Executive Vice President, Chief Financial Officer and Assistant Secretary